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                                                                   Exhibit 10.23




                                   AGREEMENT

        Pursuant to Item 601(b)(4)(iii)(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, PETRO STOPPING CENTERS, L.P. ("PSC") and PETRO STOPPING CENTERS HOLDINGS, L.P. ("Holdings") hereby agree to furnish a copy of each of the following documents to the Securities and Exchange Commission (the "Commission") promptly upon the Commission's request:

        1. Indenture dated as of May 24, 1994 between Petro PSC, L.P. as Guarantor and First Trust National Association, as Trustee;

        2.      Specimen of 12-1/2% Senior Notes due 2002;

        3. Guarantee Agreement dated as of May 24, 1994 between Petro PSC, L.P. as Guarantor, and First Trust National Association as Trustee;

        4. Warrant Agreement dated as of May 24, 1994 among Petro Stopping Centers, L.P., Petro Financial Corporation and First Trust National Association; and

        5.      Specimen of Exchangeable Debt Warrant;

        PSC and Holdings hereby represent to the Commission that the total amount owed by PSC pursuant to the 12 1/2% Senior Notes due 2002 does not exceed 10% of the total assets of PCS or Holdings and their subsidiaries on a consolidated basis, in each case as of December 31, 1999 and as the date hereof.


DATED:  March 29, 2000

                                PETRO STOPPING CENTERS HOLDINGS, L.P.


                                By:  /s/ DAVID A. APPLEBY
                                   ------------------------------------------
                                Name:    David A. Appleby
                                     ----------------------------------------
                                Title: Vice President Finance and Treasurer
                                      ---------------------------------------

                                PETRO STOPPING CENTERS, L.P.


                                By:  /s/ DAVID A. APPLEBY
                                   ------------------------------------------
                                Name:    David A. Appleby
                                     ----------------------------------------
                                Title: Vice President Finance and Treasurer
                                      ---------------------------------------